UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No. )

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UNIFIRST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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 UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On Tuesday, January 14, 2014

The Annual Meeting of Shareholders (the “Annual Meeting”) of UniFirst Corporation (the “Company”) will be held at the corporate offices of the Company located at 68 Jonspin Road, Wilmington, Massachusetts 01887 on Tuesday, January 14, 2014 at 10:00 A.M. for the following purposes:

1.

To elect three Class II Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2017 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.	To approve the UniFirst Corporation CEO Cash Incentive Bonus Plan;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2014; and

4.	To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

Proposal 1 above relates solely to the election of three Class II Directors of the Company nominated by the Board of Directors and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any shareholder of the Company.

The Board of Directors has fixed the close of business on November 20, 2013 as the record date for the Annual Meeting. All shareholders of record on that date are entitled to receive notice of and to vote at the meeting.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to shareholders via the Internet. Accordingly, you can access the proxy materials and vote at www.investorvote.com. Instructions for accessing the proxy materials and voting are described below and in the Annual Shareholder Meeting Notice (the “Notice”) that you received in the mail. Please review the proxy materials prior to voting.

Your vote is very important. Please vote by one of the following methods:

1.

BY INTERNET, by going to the Internet web address www.investorvote.com and following the instructions on the Notice you received in the mail and on the website. In order to vote via the Internet, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by the Internet must be received by 11:59 P.M., Eastern Time, on January 13, 2014.

2.

BY TELEPHONE, by dialing 1-800-652-VOTE (8683) within the United States, U.S. territories, and Canada any time on a touch tone telephone and following the instructions provided by the recorded message. In order to vote via telephone, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by telephone must be received by 11:59 P.M., Eastern Time, on January 13, 2014.

3.

BY PROXY CARD, if you have requested a proxy card by mail in accordance with the instructions in the Notice, by completing, dating, signing, and returning the proxy card in the postage-prepaid envelope provided. If you vote by Internet or telephone, please do not mail your proxy card. Your proxy card must be received prior to the Annual Meeting.

If you attend the Annual Meeting, you may vote in person by ballot even if you have previously voted by Internet, by telephone or by returning your proxy card. Any proxy may be revoked by delivery of a later dated proxy.

By Order of the Board of Directors, RAYMOND C. ZEMLIN, Secretary

Wilmington, Massachusetts

December 3, 2013

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE REVIEW THE PROXY MATERIALS, INCLUDING OUR 2013 ANNUAL REPORT ON FORM 10-K, AT WWW.INVESTORVOTE.COM AND VOTE BY INTERNET, BY TELEPHONE OR BY PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY STATEMENT AND THE NOTICE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

Important

Please note that due to security procedures, if you decide to attend the Annual Meeting, you will be required to show a form of picture identification to gain access to the offices of UniFirst Corporation. Please contact the Company’s Investor Relations group at (978) 658-8888 if you plan to attend the Annual Meeting.

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

PROXY STATEMENT FOR 2014 ANNUAL MEETING OF SHAREHOLDERS

to be held on January 14, 2014

at 10:00 A.M. at the corporate offices of UniFirst Corporation located at 68 Jonspin Road,

Wilmington, Massachusetts 01887

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UniFirst Corporation (the “Company”, “UniFirst”, “we”, “our” or “us”) for use at the 2014 Annual Meeting of Shareholders to be held on Tuesday, January 14, 2014 (the “Annual Meeting”) and at any adjournments or postponements thereof. This Proxy Statement and the accompanying Notice of Annual Meeting are first being made available to shareholders on or about December 3, 2013.

The Board of Directors has fixed the close of business on November 20, 2013 as the “Record Date” for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the close of business on the Record Date, there were outstanding and entitled to vote 15,158,182 shares of common stock, par value $0.10 per share (“Common Stock”), and 4,866,519 shares of Class B common stock, par value $0.10 per share (“Class B Common Stock”). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share.

As more fully described in this Proxy Statement, the purposes of the Annual Meeting are (1) to elect three Class II Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2017 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; (2) to approve the UniFirst Corporation CEO Cash Incentive Bonus Plan (the “CEO Bonus Plan”); (3) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2014; and (4) to consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

With respect to the election of three Class II Directors, a plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Ronald D. Croatti, Donald J. Evans and Thomas S. Postek. Votes may be cast FOR or WITHHOLD on the election of each of Messrs. Croatti, Evans and Postek. With respect to the approval of the CEO Bonus Plan, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and each other matter expected to be voted upon at the Annual Meeting, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval. Votes may be cast FOR, AGAINST or ABSTAIN on the proposal to approve the CEO Bonus Plan and the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2014.

The representation in person or by proxy of at least a majority of all Common Stock and Class B Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Consistent with applicable law, the Company intends to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes, and no impact on the proposal to approve the CEO Bonus Plan, the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2014 or each other matter expected to be voted on at the Annual Meeting.

Your vote is very important. Please vote by one of the following methods:

1.

BY INTERNET, by going to the Internet web address www.investorvote.com and following the instructions on the Annual Shareholder Meeting Notice (the “Notice”) you received in the mail and on the website. In order to vote via the Internet, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by the Internet must be received by 11:59 P.M., Eastern Time, on January 13, 2014.

2.

BY TELEPHONE, by dialing 1-800-652-VOTE (8683) within the United States, U.S. territories, and Canada any time on a touch tone telephone and following the instructions provided by the recorded message. In order to vote via telephone, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by telephone must be received by 11:59 P.M., Eastern Time, on January 13, 2014.

3.

BY PROXY CARD, if you have requested a proxy card by mail in accordance with the instructions in the Notice, by completing, dating, signing, and returning the proxy card in the postage-prepaid envelope provided. If you vote by Internet or telephone, please do not mail your proxy card. Your proxy card must be received prior to the Annual Meeting.

If you attend the Annual Meeting, you may vote in person by ballot even if you have previously voted by Internet, by telephone or by returning your proxy card. Any proxy may be revoked by delivery of a later dated proxy.

Shares represented by a properly executed proxy received prior to the times above and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy (1) will be voted FOR the election of each of the three nominees for Class II Director of the Company named in this Proxy Statement, each to serve for a term of three years until the 2017 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) will be voted FOR the approval of the CEO Bonus Plan and (3) will be voted FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2014. It is not anticipated that any matter other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The Board of Directors recommends a vote (1) FOR the election of each of the three nominees for Class II Director of the Company named in this Proxy Statement, each to serve for a term of three years until the 2017 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) FOR the approval of the CEO Bonus Plan and (3) FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2014.

A shareholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Company at the address of the Company set forth above, (2) properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities, (3) filing a duly executed proxy bearing a later date, or (4) appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any written revocation of a proxy should be sent so as to be delivered to UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887, Attention: Secretary prior to the vote at the Annual Meeting.

The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, on the Internet website www.investorvote.com and by telephone, the Directors, officers and employees of the Company may also solicit proxies personally, by telephone or by mail without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses in connection therewith.

The Company’s 2013 Annual Report to Shareholders, including the Company’s audited financial statements for the fiscal year ended August 31, 2013, is being made available to shareholders concurrently with this Proxy Statement at www.investorvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company is currently composed of seven members, divided into three classes of two, three and two directors, respectively. One class is elected each year at the Annual Meeting of Shareholders. The Directors in each class serve for a term of three years and until their respective successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each Annual Meeting of Shareholders.

At the Annual Meeting, three Class II Directors will be elected to serve until the 2017 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Ronald D. Croatti, Donald J. Evans and Thomas S. Postek to be elected by holders of Common Stock and Class B Common Stock, voting together as a single class, to serve as Class II Directors (together, the “Nominees”).

Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates “FOR” the election of the Nominees to the Board of Directors. While the Company has no reason to believe that any of the Nominees will be unable to serve as a Director, in the event any of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy for such other person or persons as the Board of Directors may recommend.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Ronald D. Croatti, Donald J. Evans and Thomas S. Postek.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF RONALD D. CROATTI, DONALD J. EVANS AND THOMAS S. POSTEK AS CLASS II DIRECTORS.

Information Regarding Nominees and Directors

The following table sets forth certain information with respect to the three nominees for election as Class II Directors at the Annual Meeting and those continuing Directors of the Company whose terms expire at the Annual Meetings of Shareholders in 2015 and 2016, based on information furnished to the Company by each Director.

Class II Nominees for Election at 2014 Annual Meeting – Nominated to Serve for a Term that Expires in 2017	Age	Director Since
Ronald D. Croatti (1)	70	1982
Mr. Croatti joined the Company in 1965. He became Director of the Company in 1982, Vice Chairman of the Board in 1986 and has served as Chief Executive Officer since 1991. He has also served as President since 1995 and Chairman of the Board since 2002. Mr. Croatti has overall responsibility for the management of the Company. Mr. Croatti provides a critical contribution to the Board of Directors as a result of his extensive and detailed knowledge of the Company and of the Company’s industry, prospects, customers and strategic marketplace.
Donald J. Evans	87	1973
Mr. Evans has served as Director of the Company since 1973. He served as General Counsel and First
Deputy Commissioner, Massachusetts Department of Revenue, from 1996 to 2003. Prior to that time,
Mr. Evans was a senior partner in the law firm of Goodwin Procter LLP, the Company’s general counsel.
Mr. Evans previously served as Chairman of the Corporation, Banking and Business Law Committee of the
American Bar Association and was also a member of the Legal Advisory Committee of the New York Stock
Exchange. Mr. Evans is a Trustee of the Massachusetts Eye and Ear Infirmary. Mr. Evans brings to the Board of Directors his executive leadership experience gained as General Counsel and First Deputy Commissioner of the Massachusetts Department of Revenue and his extensive legal industry experience gained as a senior partner in a large law firm.
Thomas S. Postek	71	2008
Mr. Postek has served as Director of the Company since 2008. He is a CFA charter holder currently affiliated with Geneva Investment Management of Chicago. Mr. Postek is a member of the Board of Directors of Lawson
Products, Inc., a publicly traded distributor of fasteners and other industrial supplies. From 1986 to 2001,
Mr. Postek was a partner and principal of William Blair & Company, LLC. Mr. Postek brings to the Board of
Directors extensive financial industry experience as well as a long-standing understanding of the Company’s industry and its competitors.

Class I Continuing Directors – Term Expires in 2015	Age	Director Since
Kathleen M. Camilli (2)	54	2012
Ms. Camilli has served as Director of the Company since January 2012. She is Founder and Principal of
Camilli Economics, LLC, which provides clients, including corporations and investment organizations with
“real world” economic guidance for smart business and financial decisions. Ms. Camilli served on the
Board of Directors of MASSBANK Corp., a bank holding company, from 2003 to 2008. Ms. Camilli brings to the Board of Directors her substantial experience as an economist for several of the leading financial institutions in the world.
Michael Iandoli	68	2007
Mr. Iandoli has served as Director of the Company since 2007. He served for over 30 years as a senior executive and President of TAC Worldwide Companies, a contract labor firm serving the automotive and high-tech industries. He is the President of the Executive Committee at the Larz Anderson Auto Museum.
Mr. Iandoli brings to the Board of Directors his extensive executive leadership and operational experience.

Class III Continuing Directors – Term Expires in 2016	Age	Director Since
Phillip L. Cohen (2)	82	2000
Mr. Cohen has served as Director of the Company since 2000. He is a certified public accountant and was a partner with an international public accounting firm from 1965 until his retirement in 1994 and has been a financial consultant and private trustee since that date. He is a Director emeritus and former Treasurer of the
Greater Boston Convention and Visitors Bureau and a Director of Kazmaier Associates, Inc. Mr. Cohen
brings to the Board of Directors his extensive public accounting and financial industry experience.
Cynthia Croatti (1)	58	1995
Ms. Croatti joined the Company in 1980. She has served as Director since 1995, Treasurer since 1982 and
Executive Vice President since 2001. In addition, she has primary responsibility for overseeing the human resources and purchasing functions of the Company. Ms. Croatti brings to the Board of Directors her detailed knowledge of the Company and the Company’s industry and her executive leadership experience.

(1)	Ronald D. Croatti and Cynthia Croatti are siblings.

(2)	The Company has designated Ms. Camilli and Mr. Cohen as the Directors to be elected by the holders of Common Stock voting separately as a single class.

Meetings of the Board of Directors and Its Committees

Board of Directors. The Company’s Board of Directors is divided into three classes, and the members of each class serve for staggered three-year terms. The Board is currently composed of two Class I Directors (Ms. Camilli and Mr. Iandoli), three Class II Directors (Messrs. Croatti, Evans and Postek) and two Class III Directors (Mr. Cohen and Ms. Croatti). The terms of the continuing Class I and III Directors will expire upon the election and qualification of Directors at the Annual Meeting of Shareholders in 2015 and 2016, respectively. At each Annual Meeting of Shareholders, Directors generally will be elected for a full term of three years to succeed those Directors whose terms are expiring. The Board of Directors held five meetings during the Company’s 2013 fiscal year.

Audit Committee. During the 2013 fiscal year, the Audit Committee consisted of Messrs. Cohen (Chair), Evans, Postek and Ms. Camilli. The Audit Committee held eight meetings during fiscal 2013. The Audit Committee is responsible for assisting the Board of Directors in its oversight of (1) the integrity of the Company’s financial statements and reporting process, (2) the qualifications, independence and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, and (4) the Company’s compliance with legal and regulatory requirements. The Board of Directors and the Audit Committee adopted a written Audit Committee Charter in 2000. The Audit Committee Charter has been updated and revised periodically since then, most recently in 2010. A current copy of the Audit Committee Charter, as amended and restated, is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”) and has determined that Phillip L. Cohen is an “audit committee financial expert” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors and the Audit Committee have adopted a Statement of Corporate Policy and Code of Business Conduct, a current copy of which is available on the Company’s website at www.unifirst.com. The Company’s Audit Committee Complaint Procedure is also available on the Company’s website at www.unifirst.com.

Compensation Committee. During the 2013 fiscal year, the Compensation Committee consisted of Messrs. Iandoli (Chair), Cohen, Evans, Postek and Ms. Camilli. The Compensation Committee met on five occasions during fiscal 2013. The Compensation Committee is responsible for reviewing and approving the Company’s executive compensation program, recommending awards under the Company’s equity compensation plans and establishing the compensation for the Company’s Chief Executive Officer. The Board of Directors has determined that each of the members of the Compensation Committee is “independent” under the rules of the New York Stock Exchange. The Board of Directors and the Compensation Committee have adopted a written Compensation Committee Charter, which was last revised in 2013. A current copy of the Compensation Committee Charter is available on the Company’s website at www.unifirst.com.

Nominating and Corporate Governance Committee. During the 2013 fiscal year, the Nominating and Corporate Governance Committee consisted of Messrs. Evans (Chair), Cohen and Iandoli. The Nominating and Corporate Governance Committee met on three occasions in fiscal 2013. The Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Board of Directors and the Nominating and Corporate Governance Committee have adopted a written Nominating and Corporate Governance Committee Charter, which was last revised in 2007. A current copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” under the rules of the New York Stock Exchange. The Nominating and Corporate Governance Committee’s policy is to review and consider all Director candidates recommended by any of the Company’s Directors or shareholders. Such review and consideration is to proceed in accordance with the Company’s By-laws, Corporate Governance Guidelines and Policy Regarding New Director Nominations. See “Other Matters — Shareholder Proposals” for a summary of certain of these requirements. While neither the Board of Directors nor the Nominating and Corporate Governance Committee has a specific policy with respect to diversity, the Policy Regarding New Director Nominations provides that the Nominating and Corporate Governance Committee believes that director candidates should have a background that is complementary to that of the existing Board members so as to provide management and the Board of Directors with a diversity and freshness of views. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors a set of Corporate Governance Guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors. The current Corporate Governance Guidelines are available on the Company’s website at www.unifirst.com. In addition, the Nominating and Corporate Governance Committee maintains a Policy Regarding New Director Nominations, a current copy of which is available on the Company’s website at www.unifirst.com. Since this policy was adopted, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors.

Each Director attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year. Our Annual Meeting of Shareholders is generally held to coincide with one of the Board’s regularly scheduled meetings. Directors are strongly encouraged to attend the Annual Meeting. Each of the Directors attended the 2013 Annual Meeting of Shareholders.

Please note that information contained in our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Independence of Board Members

The Board of Directors has determined that each of Messrs. Cohen, Evans, Iandoli, Postek and Ms. Camilli is an “independent director” in accordance with the corporate governance rules of the New York Stock Exchange as a result of having no material relationship with the Company other than (1) serving as a Director and a Board Committee member, (2) receiving related fees as disclosed in this Proxy Statement and (3) having beneficial ownership of the Company’s securities as disclosed in the section of this Proxy Statement entitled - “Security Ownership of Management, Directors, Director Nominees and Principal Shareholders.”

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are currently occupied by one individual, Mr. Croatti. The Board of Directors believes that this leadership structure has served the Company well in the past and continues to serve it well, as Mr. Croatti’s 48 years of experience in the Company’s industry and his extensive and detailed knowledge and understanding of the Company uniquely qualify him to serve as both Chairman and Chief Executive Officer. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and aligns corporate strategy with the Company’s day-to-day operations. Combining the roles also promotes unified leadership and direction for the Board of Directors and management. In his combined role, Mr. Croatti sets the agenda for Board meetings with input from the Lead Director and presides over all meetings of the full Board. Since the Chairman and Chief Executive Officer positions are currently occupied by Mr. Croatti, the Board of Directors appointed Mr. Evans, an independent Director, as the Lead Director to ensure strong independent oversight. As Lead Director, Mr. Evans presides at all meetings of the Board of Directors at which the Chairman is not present and chairs the executive sessions of independent Directors, who regularly meet in executive sessions at which only independent Directors are present. Mr. Evans also provides input to the Chief Executive Officer and may make suggestions regarding meeting agendas and bear such further responsibilities as the Board of Directors may designate from time to time. Mr. Evans, from time to time, provides feedback to the Chief Executive Officer on executive sessions and facilitates discussion among the independent Directors outside of meetings of the Board of Directors.

Risk Oversight

The Board of Directors is responsible for overseeing the Company’s risk assessment and management function, considering the Company’s major financial risk exposures and evaluating the steps that the Company’s management has taken to monitor and control such exposures. For example, the Board of Directors receives periodic reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory and reputational risks. The Company believes that the leadership structure of the Board of Directors supports effective oversight of risk assessment and management.

Risk Considerations in the Company’s Compensation Programs

In connection with the Compensation Committee’s compensation reviews, the Compensation Committee assesses whether the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Based on its review, the Compensation Committee believes that the mix and design of the Company’s compensation plans and policies do not encourage employees to assume excessive risk and therefore are not reasonably likely to have a material adverse effect on the Company. In making this determination, the Compensation Committee considered a number of matters, including the following elements of the Company’s executive compensation plans and policies: (1) the Company sets performance goals that the Company believes are reasonable in light of past performance and market conditions; (2) the long-term vesting for the Company’s equity incentive awards helps to align the interests of management with those of the Company’s shareholders in respect of the Company’s long-term performance; (3) a range of levels of performance under the Company’s cash incentive bonus plans results in corresponding levels of compensation under those plans, rather than an “all-or-nothing” approach; (4) achievement of the targets under the Company’s bonus plans is based on the satisfaction of corporate performance metrics such as revenues, earnings per share and adjusted operating margin, which serves to minimize the impact of excessive risk taking by any individual member of management; and (5) the six-year vesting contained in Mr. Croatti’s restricted stock awards mitigate the impact of any short-term risk taking by him.

Meetings of Independent Directors

The independent Directors of the Company meet in executive sessions outside the presence of management. The presiding Director for these meetings is Mr. Evans, the Lead Director. Any interested party or shareholder who wishes to make their concerns known to the independent Directors may avail themselves of the same procedures provided below under the heading “Communication with the Board of Directors”. The Company’s Audit Committee Complaint Procedure is available on the Company’s website at www.unifirst.com.

Communication with the Board of Directors

             Any interested party or shareholder who wishes to communicate with any of the Company’s Directors or the Board of Directors as a group, may do so by writing to the Board of Directors, or such individual Director(s) c/o Chief Financial Officer, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. The Company recommends that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Financial Officer will be forwarded by him promptly to the appropriate addressee(s).

Director Stock Ownership Policy

In January 2012, the Board of Directors adopted a stock ownership policy. Under the policy, Directors are expected to own shares of the Company’s stock having a value at least equal to four times the annual retainer fees for Directors. The policy provides a four-year phase-in period. The Board of Directors believes that this policy helps to align the interests of the Directors with those of the Company’s shareholders.

Security Ownership of Management, Directors, Director Nominees and Principal Shareholders

The following table sets forth as of November 20, 2013 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by (i) each Director and Nominee, (ii) each of the named executive officers of the Company in the Summary Compensation Table, and (iii) all executive officers and Directors as a group, in each case based solely on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of the Company’s Common Stock and Class B Common Stock on November 20, 2013, stock options exercisable within 60 days after November 20, 2013 and stock appreciation rights that were fully vested as of November 20, 2013 and exercisable based on the closing price of the Company’s Common Stock on November 20, 2013.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
Ronald D. Croatti(2)(3)	1,152,482	5.8%	16.4%
Steven S. Sintros(3)	700	*	*
Cynthia Croatti(3)(4)	6,800	*	*
Bruce P. Boynton(3)	3,400	*	*
David M. Katz	–	*	*
Kathleen M. Camilli(5)(6)	4,884	*	*
Phillip L. Cohen(3)(5)(6)	21,089	*	*
Donald J. Evans(3)(5)(6)	21,155	*	*
Michael Iandoli(3)(5)(6)	12,038	*	*
Thomas S. Postek(3)(5)(6)	32,884	*	*
All Directors and executive officers as a group(3)(6)(7) (11 persons)	1,266,089	6.3%	16.6%

* Less than 1%.

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 20, 2013, a total of 20,024,701 shares of common stock were outstanding, of which 15,158,182 were shares of Common Stock entitled to one vote per share and 4,866,519 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

Ronald D. Croatti owns 1,033,770 shares of Class B Common Stock, representing 21.2% of such class, 107,812 shares of Common Stock plus the options to purchase Common Stock listed in footnote 3. Of the shares owned by Mr. Croatti, 287,501 are subject to time-based vesting. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 1,933,885 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 4,374 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC. In addition, the information presented does not include any shares owned by certain other trusts of which Mr. Croatti is a trustee and which, in the aggregate, beneficially own 176,792 shares of Class B Common Stock.

(3)

Includes the right to acquire, pursuant to the exercise of stock options, within 60 days after November 20, 2013, the following number of shares of Common Stock: Ronald D. Croatti, 10,900 shares; Cynthia Croatti, 6,800 shares; Steven S. Sintros, 700 shares; and Bruce P. Boynton, 3,400 shares. The non-employee Directors presently have exercisable options to purchase the following number of shares of Common Stock: 8,500 shares each in the case of Messrs. Cohen and Evans; 4,500 shares in the case of Mr. Postek; and 1,500 shares in the case of Mr. Iandoli.

(4)

Ms. Croatti owns the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Ms. Croatti’s children, as to which shares Ms. Croatti disclaims any beneficial interest. Ms. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and the Red Cat Limited Partnership, which respectively own 1,933,885 and 1,021,748 shares of Class B Common Stock. Ms. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 4,374 shares of Class B Common Stock. The information presented for Ms. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership or The Marie Croatti QTIP Trust. In addition, the information presented for Ms. Croatti does not include any shares beneficially owned by certain other trusts for which Ms. Croatti is a trustee and certain entities for which Ms. Croatti serves as manager and which, in the aggregate, beneficially own 68,534 shares of Common Stock and 52,674 shares of Class B Common Stock.

(5)

Mr. Evans owns 7,117 shares of Common Stock, the options to purchase Common Stock listed in footnote 3 and the fully vested stock appreciation rights listed in footnote 6. Mr. Postek owns 22,846 shares of Common Stock, the options to purchase Common Stock listed in footnote 3 and the fully vested stock appreciation rights listed in footnote 6. Mr. Cohen owns 7,051 shares of Common Stock, the options to purchase Common Stock listed in footnote 3 and the fully vested stock appreciation rights listed in footnote 6. Mr. Iandoli owns 5,000 shares of Common Stock (3,000 of such shares are held in a margin account), the options to purchase Common Stock listed in footnote 3 and the fully vested stock appreciation rights listed in footnote 6. Ms. Camilli owns 1,846 shares of Common Stock and the fully vested stock appreciation rights listed in footnote 6.

(6)	Includes 5,538 fully vested stock appreciation rights owned by each of Messrs. Evans, Cohen, Iandoli and Postek and 3,038 fully vested stock appreciation rights owned by Ms. Camilli.

(7)	Includes the Directors and named executive officers set forth in the table above and the other executive officer of the Company.

To the knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding shares of Common Stock or Class B Common Stock of the Company as of November 20, 2013. All information presented is based solely on information provided by each beneficial owner.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
Royce & Associates, LLC(2)	2,172,788	10.9%	3.4%
The Queue Limited Partnership(3)	1,933,885	9.7	30.3
Ronald D. Croatti(4)	1,152,482	5.8	16.4
The Red Cat Limited Partnership(5)	1,021,748	5.1	16.0
Vanguard Group, Inc.(6)	862,641	4.3	1.4
BlackRock Fund Advisors(7)	797,002	4.0	1.2
Cecelia Levenstein(8)	582,157	2.9	7.2

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 20, 2013, a total of 20,024,701 shares of common stock were outstanding, of which 15,158,182 were shares of Common Stock entitled to one vote per share and 4,866,519 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

Royce & Associates, LLC beneficially owns shares of Common Stock, representing 14.3% of such class. The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, NY 10151. The Company has relied solely upon the information contained in the Form 13F filed with the Securities and Exchange Commission by Royce & Associates, LLC on November 12, 2013.

(3)

The Queue Limited Partnership (“QLP”) owns 1,933,885 shares of Class B Common Stock, representing 39.7% of such class. The general partner of QLP is Queue Management Associates, Inc. (“QMA”), which has sole voting and dispositive power over the shares owned by QLP. Ronald D. Croatti, Cynthia Croatti and Cecelia Levenstein are the sole shareholders and directors of QMA. All decisions by the directors of QMA must be made unanimously. The address of QLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(4)

Ronald D. Croatti owns 1,033,770 shares of Class B Common Stock, representing 21.2% of such class, 107,812 shares of Common Stock plus the options to purchase Common Stock listed in footnote 3 to the prior table. Of the shares owned by Mr. Croatti, 287,501 are subject to time-based vesting. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 1,933,885 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 4,374 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC. In addition, the information presented does not include any shares owned by certain other trusts of which Mr. Croatti is a trustee and which, in the aggregate, beneficially own 176,792 shares of Class B Common Stock.

(5)

The Red Cat Limited Partnership (“RCLP”) owns 1,021,748 shares of Class B Common Stock, representing 21.0% of such class. The general partner of RCLP is Red Cat Management Associates, Inc. (“RCMA”), which has sole voting and dispositive power over the shares owned by RCLP. Ronald D. Croatti and Cynthia Croatti are the sole shareholders and directors of RCMA. The address of RCLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(6)

Vanguard Group, Inc. beneficially owns shares of Common Stock, representing 5.7% of such class. The address of Vanguard Group, Inc. is P.O. Box 2600, Valley Forge, PA 19482. The Company has relied solely upon information contained in the Form 13F filed with the Securities and Exchange Commission by Vanguard Group, Inc. on November 7, 2013.

(7)

BlackRock Fund Advisors beneficially owns shares of Common Stock, representing 5.3% of such class. The address of BlackRock Fund Advisors is 400 Howard Street, San Francisco, CA 94105. The Company has relied solely upon information contained in the Form 13F filed with the Securities and Exchange Commission by BlackRock Fund Advisors on November 12, 2013.

(8)

Cecelia Levenstein is the daughter of Marie Croatti. Ms. Levenstein owns 444,349 shares of Class B Common Stock, representing 9.1% of such class, and 137,808 shares of Common Stock. Ms. Levenstein is a shareholder and director of the general partner of The Queue Limited Partnership, which owns 1,933,885 shares of Class B Common Stock. The information presented for Ms. Levenstein does not include any shares owned by The Queue Limited Partnership. In addition, the information presented for Ms. Levenstein does not include any shares beneficially owned by certain other trusts for which Ms. Levenstein is a trustee and, which, in the aggregate, beneficially own 5,792 shares of Class B Common Stock. The address of Ms. Levenstein is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

EXECUTIVE COMPENSATION

 Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors, in collaboration with management, develops and implements our compensation policies.  The Compensation Committee also reviews and establishes the compensation paid to our executive officers.  We believe we provide an appropriate and competitive total compensation package to our executive officers through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs.  We place significant emphasis on pay for performance-based incentive compensation, which is designed to reward our executive officers based on the achievement of predetermined corporate goals.

This Compensation Discussion and Analysis describes our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and the other three most highly-compensated executive officers as determined in accordance with applicable Securities and Exchange Commission rules (collectively, our “named executive officers”).

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

•	attract and retain talented and experienced executives in the highly competitive uniform rental and sales industry;

•	motivate and reward executives whose knowledge, skills and performance are critical to our success and the furtherance of our long term strategic plan;

•	align the interests of our executives and shareholders by motivating executives to increase shareholder value and by rewarding executives when shareholder value increases;

•

provide a competitive compensation package which is weighted heavily towards pay for performance, and in which a significant portion of total compensation is determined by corporate and individual performance and the creation of shareholder value;

•	ensure fairness among our executive officers by recognizing the contributions each executive makes to our success; and

•	foster a shared commitment among executives by coordinating their corporate and individual goals.

Our Executive Compensation Programs and Plans

We designed our executive compensation programs and plans to achieve the objectives described above.  Our executive compensation primarily consists of base salary, annual cash incentive bonuses tied to the achievement of predetermined corporate performance goals, long-term equity incentive compensation and broad-based benefits programs.

Within the context of the overall objectives of our compensation programs, we typically determine the specific amounts of compensation to be paid to each of our named executive officers based on a number of factors:

•	the performance of our named executive officers in prior years;

•	the roles and responsibilities of our named executive officers;

•	the individual experience and skills of our named executive officers;

•	for each named executive officer, other than our Chief Executive Officer, the evaluations and recommendations of our Chief Executive Officer; and

•	the amounts of compensation being paid to our other named executive officers.

In addition, we rely on our understanding of the amount of compensation paid by our principal competitors and similarly situated companies to their executives with comparable roles and responsibilities as a market check for the compensation decisions we make.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of how each element fits into the overall compensation of our named executive officers.  We also discuss below the amounts of compensation paid to our named executive officers for fiscal 2013 under each of these elements.  In the descriptions below, we highlight particular compensation objectives that we have designed specific elements of our executive compensation program to address.  However, it should be noted that we have designed our compensation programs to complement each other and collectively serve all of our executive compensation objectives described above.  Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program serves each of our objectives to a greater or lesser extent.

Base Salary

We pay our named executive officers a base salary, which we review and determine annually.  We believe that a competitive base level of compensation is a necessary element of any compensation program that is designed to attract and retain talented and experienced executive officers who will facilitate the accomplishment of our long term strategic plan and increase shareholder value.  We also believe that attractive base salaries can motivate and reward executive officers for their overall performance.  The base salaries paid to our named executive officers reflect the general performance of our named executive officers during prior years, their roles and responsibilities, and their experience, skills and contributions.  The base salaries set forth in the “Summary Compensation Table” below reflect the base salaries earned by our named executive officers in fiscal 2013.  We determine the base salaries of our named executive officers on a calendar year basis.  For calendar 2013, we increased the base salaries of all of our named executive officers as follows:  Mr. Croatti’s base salary increased from $605,000 to $650,000 per year, Steven S. Sintros’ base salary increased from $300,000 to $330,000 per year, Cynthia Croatti’s base salary increased from $372,500 to $400,000 per year, Bruce P. Boynton’s base salary increased from $295,000 to $310,000 per year and David M. Katz’s base salary increased from $308,000 to $326,000 per year.   The base salaries of our other executive officers reflected increases as determined by our Compensation Committee after reviewing Mr. Croatti’s recommendations.

Annual Cash Incentive Bonuses

Consistent with our emphasis on performance incentive compensation programs, our named executive officers are eligible to receive annual cash incentive bonuses primarily based on their performance as measured against predetermined corporate financial goals that we establish.  The primary objective of our annual cash incentive bonuses is to motivate our named executive officers and to reward them for meeting our short-term objectives using a performance-based compensation program with objectively determinable goals.  Our annual cash incentive bonuses also align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so. To further incent our Chief Executive Officer, in 2012 we adopted a CEO Cash Incentive Bonus Plan. Under the CEO Bonus Plan, our Chief Executive Officer can earn an additional bonus based on the achievement of Company-wide performance objectives.

Executive Bonus Plan. Under our executive bonus plan, our named executive officers have the potential to earn annual cash incentive bonuses at a level that represents a meaningful portion of our named executive officers’ cash compensation.  For fiscal 2013, our executive bonus plan provided for potential annual cash incentive bonuses of up to 28% of the named executive officer’s base salary for the fiscal year.  Potential bonus payments under our executive bonus plan are linked to objective criteria set forth in the plan.  Our named executive officers can earn annual cash incentive bonuses based on predetermined goals tied to corporate revenues, earnings per share and customer retention.

At the beginning of the fiscal year, we set a fiscal year target for corporate revenues for purposes of our executive bonus plan.  At the end of the fiscal year, we compare actual revenues for the fiscal year both to target revenues and actual revenues for the prior fiscal year.  Based on our actual revenues for the fiscal year, each named executive officer can earn a bonus of up to 4% of his or her base salary if actual revenues exceed a predetermined percentage of the target revenues.  Another 4% of his or her base salary can be earned based on the extent to which actual revenues exceed 103% of prior year revenues.  The amount of the bonus would vary depending on the amount by which actual revenues varied from target revenues or the prior year revenues, as the case may be.  The actual amount of the bonus is based on the percentage achievement of the bonus criteria.  To achieve the maximum bonus for each revenue goal, actual revenues must equal or exceed the target revenues and 108% of the prior year revenues, respectively.

At the beginning of the fiscal year, we set a fiscal year target amount of corporate earnings per share for purposes of our executive bonus plan.  At the end of the fiscal year, we compare actual earnings per share for the fiscal year both to target earnings per share and actual earnings per share for the prior fiscal year.  Based on our actual earnings per share for the fiscal year, each named executive officer can earn a bonus of up to 8% of his or her base salary if actual earnings per share exceed a predetermined percentage of the target earnings per share.  Another 8% of his or her base salary can be earned based on the extent to which actual earnings per share exceed 103% of prior year earnings per share.  The amount of the bonus would vary depending on the amount by which actual earnings per share varied from target earnings per share or the prior year earnings per share, as the case may be.  The actual amount of the bonus is based on the percentage achievement of the bonus criteria.  To achieve the maximum bonus for each earnings per share goal, the actual earnings per share must equal or exceed the target earnings per share and 110% of the prior year earnings per share, respectively.

Our executive bonus plan also provides for annual cash incentive bonuses of up to 4% of base salary for our named executive officers based on customer retention.

No annual cash incentive bonuses are paid to our named executive officers under the executive bonus plan unless at least one of the revenue targets and one of the earnings per share targets are achieved.

In establishing our targeted bonus opportunities under the executive bonus plan, we consider the incentives that we want to provide to our executives and our historical practices.  For fiscal 2013, we established the following corporate financial goals under our executive bonus plan.  With respect to revenues, target revenues were set at $1.337 billion.  In setting this revenues target, we were cognizant that fiscal 2013 consisted of 53 weeks and established the revenues target to include this extra week. Our actual revenues for fiscal 2013 were $1.356 billion. As a result, based on the percentage achievement levels, the named executive officers earned a 4% bonus based on target revenues. In considering the bonus earned with respect to the increase in revenues over the prior year, we reduced the actual revenues for fiscal 2013 to exclude the effect of the additional week of revenues from our weekly-revenue businesses. As a result, based on the percentage achievement levels, the named executive officers only earned a 3% bonus based on the comparison to prior year revenues. With respect to corporate earnings per share, target earnings per share were set at $4.75.  Our actual earnings per share were $5.81. After reducing our actual earnings per share to exclude the extra week of profits from our weekly-revenue businesses, the named executive officers still earned, based on the percentage achievement levels, an 8% bonus based on target earnings per share and an 8% bonus based on the comparison to prior year earnings per share.  With respect to customer retention levels, at our 2013 revenue growth rate, the named executive officers earned a bonus of 1% based on this criterion.

For fiscal 2013, our named executive officers received the following annual cash incentive bonuses under our executive bonus plan:

Name	Bonus	% of Base Salary
Ronald D. Croatti	$152,262	24%
Steven S. Sintros	$76,706	24%
Cynthia Croatti	$93,717	24%
Bruce P. Boynton	$73,155	24%
David M. Katz	$76,745	24%

CEO Bonus Plan. In addition to the executive bonus plan, in 2012 we adopted a CEO Cash Incentive Bonus Plan. Under the CEO Bonus Plan, each fiscal year we set annual target bonus levels and Company-wide performance goals for our Chief Executive Officer. For fiscal 2013, we set the total bonus levels under the CEO Bonus Plan at a threshold of $500,000, a target of $750,000 and a maximum of $1,000,000 based on the achievement of corresponding levels of corporate revenues and adjusted operating margin. The adjusted operating margin metric is based on the Company’s operating margin, subject to adjustments for certain levels of expenses related to natural catastrophes, environmental matters, impairments, energy costs, the CRM project and other matters. The total bonus potential under the CEO Bonus Plan is split evenly between the revenues performance goals and the adjusted operating margin performance goals. For fiscal 2013, the revenues performance goals were set at a minimum goal of $1.325 billion, a target goal of $1.333 billion and a maximum goal of $1.340 billion. For fiscal 2013, the adjusted operating margin performance goals were set at a minimum goal of 16.5%, a target goal of 16.75% and a maximum goal of 17.0%. Based on the Company’s audited financial statements for fiscal 2013, we determined that the maximum performance goals for both revenues and adjusted operating margin were achieved. Accordingly, Mr. Croatti earned a total bonus of $1,000,000 for fiscal 2013 under the CEO Bonus Plan.

Long-Term Equity Incentive Compensation

We grant long-term equity incentive awards to our named executive officers as part of our total compensation package.  We use long-term equity incentive awards as part of our emphasis on performance-based incentive compensation.  Our long-term equity incentive awards align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so.  We generally grant long-term incentive awards once each year. In light of the significant multi-year vesting plan relating to the restricted stock award we granted to Mr. Croatti in 2010, we did not grant Mr. Croatti a separate annual equity award for fiscal 2013.

We have traditionally granted non-qualified stock options to our named executive officers.  In fiscal 2010, we determined that it was in the best interests of the shareholders and the executives to instead award stock-settled SARs. These SARs are functionally very similar to non-qualified stock options; in each case, the recipient receives the value (in shares) of the appreciation in the market price of the Company’s Common Stock from the grant date to the exercise date. Consistent with the vesting schedule of stock options granted by us since 2003, the SARs are subject to a five-year cliff-vesting schedule under which the SARs become vested and exercisable in full after five years from the date of grant and expire ten years after the grant date.  In fiscal 2013, we granted stock-settled SARs to all of our named executive officers other than Mr. Croatti.

Upon a holder’s exercise of a SAR, we are generally entitled to a tax deduction in the year in which the SAR is exercised equal to the fair market value of the shares of stock issued upon such exercise.  The holder of such SAR is generally taxed on this same amount in the year of exercise.

In fiscal 2013, we granted the following SARs to the following named executive officers:

Name	Number of Securities Underlying SARs	Exercise or Base Price of SAR Awards ($/Sh)
Ronald D. Croatti	–	–
Steven S. Sintros	8,000	$69.05
Cynthia Croatti	12,000	$69.05
Bruce P. Boynton	8,000	$69.05
David M. Katz	8,000	$69.05

Under the Restricted Stock Award Agreement dated April 5, 2010, the Company issued to Mr. Croatti 350,000 shares of restricted stock which were subject to objective performance criteria relating to corporate revenues and adjusted operating margin in fiscal 2010, 2011 and 2012. The Compensation Committee is responsible for determining whether the performance criteria have been achieved. Based on the Company’s financial results in these years, the Compensation Committee determined that all of the performance criteria for this award have been achieved. As a result, all of the shares of restricted stock have been fully earned and are subject to vesting in four equal annual installments beginning in 2013.

Broad-Based Benefits Programs and Perquisites

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, life insurance and the UniFirst Corporation Profit Sharing Plan.  In addition, certain of our full-time employees, including our named executive officers, may participate in the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan.  In fiscal 2013, our named executive officers also received certain perquisites and personal benefits set forth in the “Summary Compensation Table” below.  We provide these benefits to retain and attract talented executives with the skills and experience to further our long term strategic plan.

 Employment Agreements

 We generally do not enter into employment agreements with our executives. However, in connection with the significant equity award granted to Mr. Croatti in 2010, we determined that it was in the best interests of the shareholders to require him to enter into an employment agreement.  We concluded that the contractual commitments set forth in the employment agreement, which include a two-year noncompetition clause, would help to ensure Mr. Croatti’s continued service as our Chief Executive Officer.  To this end, we purposely limited Mr. Croatti’s severance rights under the employment agreement to six-months of salary, payable only if the Company terminates his employment without cause.  In addition, we did not provide for any special parachute or change-in-control payments.

Our Executive Compensation Process

The Compensation Committee of our Board of Directors is primarily responsible for establishing the compensation paid to our named executive officers.  The Board of Directors has determined that each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the New York Stock Exchange.  In determining executive compensation, our Compensation Committee annually reviews the performance of our named executive officers with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards for each of our named executive officers.  Our Compensation Committee annually reviews the performance of our Chief Executive Officer and establishes the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards to be paid to him.  In general, we do not engage in a formal benchmarking process in setting the compensation for our executives.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management.  Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013 for filing with the Securities and Exchange Commission.

Compensation Committee

Michael Iandoli (Chair)

Kathleen M. Camilli

Phillip L. Cohen

Donald J. Evans

Thomas S. Postek

Summary Compensation Table

             The following table sets forth summary information concerning the annual compensation for the years ended August 31, 2013, August 25, 2012 and August 27, 2011, respectively, awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and our other three most highly-compensated executive officers (collectively, for purposes of the tables set forth in this Proxy Statement, our “named executive officers”):

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation	Total
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2013 2012 2011	$634,426 $585,967 $533,982	– $1,000,000 –	– – –	$1,152,262 $146,492 $101,451	$228,907 $161,925 $40,836	$24,092(3) $23,615 $25,426	$2,039,687 $1,917,999 $701,695
Steven S. Sintros Vice President and Chief Financial Officer	2013 2012 2011	$319,610 $291,346 $266,375	– – –	$199,200 $144,960 $139,120	$76,706 $72,836 $50,606	$28,961 $13,524 $8,756	$24,677(4) $24,069 $23,646	$649,154 $546,735 $488,503
Cynthia Croatti Executive Vice President and Treasurer	2013 2012 2011	$390,486 $365,235 $346,455	– – –	$298,800 $217,440 $208,680	$93,717 $91,309 $65,821	$149,404 $100,552 $53,096	$24,349(5) $47,857 $25,810	$956,756 $822,393 $699,862
Bruce P. Boynton Senior Vice President, Operations	2013 2012 2011	$300,492 $289,812 $275,614	– – –	$199,200 $144,960 $139,120	$73,155 $72,453 $52,361	$157,366 $120,883 $87,357	$24,284(6) $23,807 $25,760	$754,497 $651,915 $580,212
David M. Katz Vice President, Sales and Marketing	2013 2012 2011	$319,770 $302,812 $288,704	– – –	$199,200 $144,960 $139,120	$76,745 $75,703 $54,848	$26,441 $16,473 $19,060	$24,363(7) $23,807 $25,753	$646,519 $563,755 $527,485

(1)

The amounts shown represent the aggregate grant date fair value related to the grant of stock appreciation rights to our named executive officers in fiscal 2013, 2012 and 2011, respectively, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Additional information concerning our financial reporting of stock appreciation rights is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Reports on Form 10-K for the years ended August 31, 2013, August 25, 2012 and August 27, 2011, respectively. See the “Outstanding Equity Awards at Fiscal Year-End – 2013” table below for additional details regarding the stock appreciation rights that were granted to our named executive officers in fiscal 2013, 2012 and 2011.

(2)

Amounts reported in this column for fiscal 2013 represent the present value of the accumulated benefit obligation as of August 31, 2013 minus the present value of the accumulated benefit obligation as of August 25, 2012 under the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan, as amended (“SERP”). Amounts reported in this column for fiscal 2012 represent the present value of the accumulated benefit obligation as of August 25, 2012 minus the present value of the accumulated benefit obligation as of August 27, 2011 under our SERP. Amounts reported in this column for fiscal 2011 represent the present value of the accumulated benefit obligation as of August 27, 2011 minus the present value of the accumulated benefit obligation as of August 28, 2010 under our SERP. Our obligation has been estimated assuming benefits commence at normal social security retirement age and using FASB ASC Topic 715 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates. Since the Company does not credit interest at above-market rates, no interest amounts are included in these totals. See the “Pension Benefits Table – Fiscal 2013” below for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2013. See the “Pension Benefits Table – Fiscal 2012” in our Proxy Statement for the 2013 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on November 27, 2012 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2012. See the “Pension Benefits Table – Fiscal 2011” in our Proxy Statement for the 2012 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on December 6, 2011 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2011.

(3)

Includes car allowance ($7,840), 401(k) contribution ($10,200) and profit sharing plan ($6,052). The components of “All Other Compensation” for 2011 and 2012 for Mr. Croatti were reported in our 2011 and 2012 proxy statements.

(4)

Includes car allowance ($7,840), 401(k) contribution ($10,785) and profit sharing plan ($6,052). The components of “All Other Compensation” for 2011 and 2012 for Mr. Sintros were reported in our 2011 and 2012 proxy statements.

(5)

Includes car allowance ($7,840), 401(k) contribution ($10,457) and profit sharing plan ($6,052). The components of “All Other Compensation” for 2011 and 2012 for Ms. Croatti were reported in our 2011 and 2012 proxy statements.

(6)

Includes car allowance ($7,840), 401(k) contribution ($10,392) and profit sharing plan ($6,052). The components of “All Other Compensation” for 2011 and 2012 for Mr. Boynton were reported in our 2011 and 2012 proxy statements.

(7)

Includes car allowance ($7,840), 401(k) contribution ($10,471) and profit sharing plan ($6,052). The components of “All Other Compensation” for 2011 and 2012 for Mr. Katz were reported in our 2011 and 2012 proxy statements.

Employment Agreement and Restricted Stock Award Agreements

We entered into an Employment Agreement and Restricted Stock Award Agreements with Mr. Croatti on April 5, 2010. Such agreements are described under the headings “Potential Payments Upon Termination or Change in Control”.

Grants of Plan-Based Awards – Fiscal 2013

The following table contains information related to stock appreciation rights granted to our named executive officers under our 2010 Stock Option and Incentive Plan during fiscal 2013:

Name	Grant Date	Approval Date	All Other Option Awards: Number of Securities Underlying Options(1)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Option Awards(3)
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	–	–	–	–	–
Steven S. Sintros Vice President and Chief Financial Officer	10/22/2012	10/22/2012	8,000	$69.05	$199,200
Cynthia Croatti Executive Vice President and Treasurer	10/22/2012	10/22/2012	12,000	$69.05	$298,800
Bruce P. Boynton Senior Vice President, Operations	10/22/2012	10/22/2012	8,000	$69.05	$199,200
David M. Katz Vice President, Sales and Marketing	10/22/2012	10/22/2012	8,000	$69.05	$199,200

(1)

Amounts represent the number of stock-settled stock appreciation rights granted to our named executive officers during fiscal 2013. These stock appreciation rights are subject to a five-year cliff vesting schedule under which the stock appreciation rights become vested and exercisable five years from the date of grant. Each of these grants expires ten years from the date of grant.

(2)

Amounts represent the fair market value of our Common Stock on the date of the grant. Fair market value is determined using the closing price of our Common Stock as reported on the New York Stock Exchange on the date of the grant.

(3)

Amounts represent the grant date fair value of each stock appreciation right award during fiscal 2013. These amounts were calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). None of the stock appreciation rights was repriced or otherwise modified.

Outstanding Equity Awards at Fiscal Year-End – 2013

The following table sets forth information concerning the outstanding shares of restricted stock and the unexercised options to purchase shares of our Common Stock and stock appreciation rights held as of August 31, 2013 by our named executive officers:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2,100 2,100 2,100 2,100 – – –	– – – – 2,500(1) – –	$27.98 $34.83 $36.05 $37.92 $27.08 – –	10/25/2014 10/27/2015 10/31/2016 11/6/2017 11/11/2018 – –	– – – – – 25,001(8) 262,500(10)	– – – – – $2,397,096(9) $25,168,500(9)
Steven S. Sintros Vice President and Chief Financial Officer	– – – – – –	700(1) 1,300(2) 8,000(3) 8,000(5) 8,000(6) 8,000(7)	$27.08 $28.85 $42.55 $45.57 $49.67 $69.05	11/11/2018 1/13/2019 11/10/2019 10/26/2020 10/25/2021 10/22/2022	– – – – – –	– – – – – –
Cynthia Croatti Executive Vice President and Treasurer	1,600 1,600 1,600 – – – – –	– – – 2,000(1) 12,000(3) 12,000(5) 12,000(6) 12,000(7)	$34.83 $36.05 $37.92 $27.08 $42.55 $45.57 $49.67 $69.05	10/27/2015 10/31/2016 11/6/2017 11/11/2018 11/10/2019 10/26/2020 10/25/2021 10/22/2022	– – – – – – – –	– – – – – – – –
Bruce P. Boynton Senior Vice President, Operations	1,400 – – – – –	– 2,000(1) 8,000(3) 8,000(5) 8,000(6) 8,000(7)	$37.92 $27.08 $42.55 $45.57 $49.67 $69.05	11/6/2017 11/11/2018 11/10/2019 10/26/2020 10/25/2021 10/22/2022	– – – – – –	– – – – – –
David M. Katz Vice President, Sales and Marketing	– – – – –	2,000(4) 8,000(3) 8,000(5) 8,000(6) 8,000(7)	$27.10 $42.55 $45.57 $49.67 $69.05	2/2/2019 11/10/2019 10/26/2020 10/25/2021 10/22/2022	– – – – –	– – – – –

(1)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on November 11, 2013.

(2)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on January 13, 2014.

(3)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on November 10, 2014.

(4)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on February 2, 2014.

(5)	These stock-settled stock appreciation rights are subject to a five-year cliff vesting schedule and become vested and exercisable on October 26, 2015.

(6)	These stock-settled stock appreciation rights are subject to a five-year cliff vesting schedule and become vested and exercisable on October 25, 2016.

(7)	These stock-settled stock appreciation rights are subject to a five-year cliff vesting schedule and become vested and exercisable on October 22, 2017.

(8)

Represents 25,001 shares of restricted stock that are subject to the satisfaction of time-based vesting as more fully described under the heading “Potential Payments Upon Termination or Change in Control – Restricted Stock Award Agreements with Ronald D. Croatti” in this Proxy Statement.

(9)	Amounts shown are based on the closing price of the Company’s Common Stock of $95.88 per share on August 30, 2013, the last trading day of fiscal 2013, as reported by the New York Stock Exchange.

(10)

Represents 262,500 shares of restricted stock that were earned upon the satisfaction of performance criteria and that are subject to the satisfaction of time-based vesting as more fully described under the heading “Potential Payments Upon Termination or Change in Control – Restricted Stock Award Agreements with Ronald D. Croatti” in this Proxy Statement.

Option Exercises and Stock Vested Table – Fiscal 2013

The following table sets forth the number of shares of Common Stock acquired or that vested and the aggregate dollar value realized as a result of stock option exercises and the vesting of restricted stock during fiscal 2013 with respect to our named executive officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2,100	$137,983(3)	95,833	$8,527,220(4)
Steven S. Sintros Vice President and Chief Financial Officer	700 700 700	$32,387(5) $31,533(6) $30,224(7)	–	–
Cynthia Croatti Executive Vice President and Treasurer	–	–	–	–
Bruce P. Boynton Senior Vice President, Operations	1,400	$47,554(8)	–	–
David M. Katz Vice President, Sales and Marketing	–	–	–	–

(1)

Value realized on exercise is calculated as the market value of our Common Stock at the time of exercise of the stock option less the exercise price paid, multiplied by the number of shares underlying the stock option exercised.

(2)	Value realized on vesting is calculated as the market value of our Common Stock at the time of vesting, multiplied by the number of shares that vested.

(3)	Value realized on exercise is as follows: $65.7062 (the market value at the time of exercise of $90.0562 less the exercise price of $24.35), multiplied by 2,100 shares acquired upon exercise.

(4)	Value realized on vesting is as follows: $88.98 (the market value at the time of vesting), multiplied by 95,833 shares vested.

(5)	Value realized on exercise is as follows: $46.2676 (the market value at the time of exercise of $81.0976 less the exercise price of $34.83), multiplied by 700 shares acquired upon exercise.

(6)	Value realized on exercise is as follows: $45.0476 (the market value at the time of exercise of $81.0976 less the exercise price of $36.05), multiplied by 700 shares acquired upon exercise.

(7)	Value realized on exercise is as follows: $43.1776 (the market value at the time of exercise of $81.0976 less the exercise price of $37.92), multiplied by 700 shares acquired upon exercise.

(8)	Value realized on exercise is as follows: $33.9669 (the market value at the time of exercise of $70.0169 less the exercise price of $36.05), multiplied by 1,400 shares acquired upon exercise.

Pension Benefits Table – Fiscal 2013

The following table sets forth the actuarial present value of accumulated benefits under our Unfunded Supplemental Executive Retirement Plan, the number of years of credited service and the dollar amount of payments and benefits paid during fiscal 2013 to our named executive officers as of August 31, 2013:

Name	Plan Name	Number of Years of Credited Service (1)	Present Value of Accumulated Benefits(2)	Payments During Last Fiscal Year
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$2,554,025	–
Steven S. Sintros Vice President and Chief Financial Officer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	9	$79,623	–
Cynthia Croatti Executive Vice President and Treasurer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$867,076	–
Bruce P. Boynton Senior Vice President, Operations	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$1,060,875	–
David M. Katz Vice President, Sales and Marketing	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	4	$71,985	–

(1)

As discussed in more detail below under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan”, our SERP limits the number of years of credited service to thirty for purposes of determining a participant’s benefits under the plan.

(2)

Amounts reported in this column represent the present value of the accumulated benefit obligation as of August 31, 2013. Our obligation has been estimated assuming benefits commence on the individual’s social security retirement date and using FASB ASC Topic 715 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates.

UniFirst Corporation Unfunded Supplemental Executive Retirement Plan

Certain of our and our affiliates’ employees are eligible to participate in our SERP, including our named executive officers. Retirement benefits provided by our SERP are based on a participant’s average annual base earnings, exclusive of bonuses, commissions, fringe benefits and reimbursed expenses, for the last three years of full-time employment prior to the participant’s retirement date (“Final Average Earnings”). Under the SERP, upon the retirement of a participant on his social security retirement date, a participant will receive a plan benefit in an aggregate amount equal to 1.33% percent of the participant’s Final Average Earnings multiplied by his years of service, limited to 30 years, less 3.33% of the participant’s primary Social Security benefit multiplied by his years of service, limited to 30 years. For participants who retire on or after January 1, 2008 with less than 30 years of credited service, the SERP Amendment provides for a slightly greater plan benefit than under the previous version of our SERP as a result of the change in the calculation of the primary social security benefit offset used in calculating the plan benefit.

Pension payments under our SERP are made at the intervals then in effect for the payment of base salaries to our executive officers. Upon the death of a participant, the participant’s designated beneficiary will be paid retirement benefits for up to 12 years from the participant’s date of retirement. Our SERP provides that, upon any change in control of the Company, participants in our SERP will receive a lump sum payment equal to the actuarial equivalent of their plan benefit as of the date of the change in control.

Potential Payments Upon Termination or Change in Control

Employment Agreement with Ronald D. Croatti

On April 5, 2010, we entered into an Employment Agreement (the “Employment Agreement”) with Ronald D. Croatti, the Company’s Chairman, Chief Executive Officer and President. The Employment Agreement provides for the employment of Mr. Croatti for a term of six years, subject to earlier termination as set forth in the Employment Agreement. Pursuant to the Employment Agreement, Mr. Croatti’s initial base salary was his base salary in effect as of April 5, 2010 and is reviewed on an annual basis consistent with our usual practices for senior executives. In addition, Mr. Croatti is entitled to participate in the Company’s executive cash bonus plan in the same manner as other senior executives of the Company and to receive a grant of 350,000 shares of restricted common stock pursuant to a Performance Criteria Restricted Stock Award Agreement (as set forth below). In the event that we terminate Mr. Croatti’s employment without cause during the term of the Employment Agreement, Mr. Croatti will be entitled to receive one-half of his annual base salary then in effect. If Mr. Croatti had been terminated without cause on August 31, 2013, the last day of fiscal 2013, Mr. Croatti would have been entitled to receive $325,000. Mr. Croatti has agreed under the Employment Agreement not to compete with the Company or to solicit our employees or customers for a period of 24 months following his termination.

Restricted Stock Award Agreements with Ronald D. Croatti

On April 5, 2010, we entered into a Restricted Stock Award Agreement (the “Performance Criteria Restricted Stock Award Agreement”) with Mr. Croatti pursuant to which we granted 350,000 shares of restricted common stock (the “Performance Restricted Shares”) to Mr. Croatti. The Performance Restricted Shares would be earned if the Company achieved certain consolidated revenues and adjusted operating margins as set forth in the Performance Criteria Restricted Stock Award Agreement during certain performance periods set forth in such agreement (collectively, the “Performance Criteria”). As of the end of our 2012 fiscal year, Mr. Croatti had earned all of the Performance Restricted Shares. The Performance Restricted Shares earned upon achievement of the Performance Criteria vest in four equal amounts on the third, fourth, fifth and sixth anniversaries of the grant date provided that Mr. Croatti continues to be employed by the Company on each such date. Consistent with this vesting schedule, as of the end of our 2013 fiscal year, 87,500 of the Performance Restricted Shares were vested. Mr. Croatti may transfer all or a portion of the Performance Restricted Shares to any holder of Class B Common Stock of the Company in exchange for an identical number of shares of Class B Common Stock (the “Transferred Class B Shares”). Upon any such transfer, the restrictions and conditions to which the Performance Restricted Shares are subject under the Performance Criteria Restricted Stock Award Agreement will lapse and such restrictions and conditions will attach to the Transferred Class B Shares. In the event that Mr. Croatti’s employment is terminated without cause or by reason of death or disability prior to the vesting of the Performance Restricted Shares, all of the Performance Restricted Shares will become fully vested. If Mr. Croatti’s employment had been terminated without cause or by death or disability on August 31, 2013, the last day of fiscal 2013, Mr. Croatti would have earned 262,500 Performance Restricted Shares, and all 262,500 of such shares would have become fully vested with a market value of approximately $25,168,500 based on the closing price of our Common Stock of $95.88 per share on such date as reported by the New York Stock Exchange.

On April 5, 2010, we entered into a Restricted Stock Award Agreement (the “Restricted Stock Award Agreement”) with Mr. Croatti pursuant to which we granted 50,000 shares of restricted common stock (the “Restricted Shares”) to Mr. Croatti. The Restricted Shares vest in equal amounts on each of the first six anniversaries of the grant date provided that Mr. Croatti continues to be employed by the Company on each such date. Consistent with this vesting schedule, as of the end of our 2013 fiscal year, 24,999 of the Restricted Shares were vested. Mr. Croatti may transfer all or a portion of the Restricted Shares to any holder of Class B Common Stock of the Company in exchange for an identical number of shares of Class B Common Stock (the “Transferred Class B Stock”). Upon any such transfer, the restrictions and conditions to which the Restricted Shares are subject under the Restricted Stock Award Agreement will lapse and such restrictions and conditions will attach to the Transferred Class B Stock. In the event that Mr. Croatti’s employment is terminated without cause or by reason of death or disability prior to the vesting of the Restricted Shares, all of the Restricted Shares will immediately and automatically vest in full. If Mr. Croatti’s employment had been terminated without cause or by death or disability on August 31, 2013, the last day of fiscal 2013, the 25,001 unvested Restricted Shares as of such date would have become fully vested with a market value of approximately $2,397,096 based on the closing price of our Common Stock of $95.88 per share as reported by the New York Stock Exchange.

The foregoing summaries of the Employment Agreement and the Restricted Stock Award Agreements are qualified in their entirety by reference to each of these agreements, copies of which have been filed as Exhibits to our Quarterly Report on Form 10-Q on April 8, 2010.

Unfunded Supplemental Executive Retirement Plan

As discussed under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above, upon a change in control of the Company, our named executive officers will receive a lump sum payment under our SERP equal to the actuarial equivalent of their plan benefit as of the date of the change in control. For more information concerning our SERP, see the “Pension Benefits Table – Fiscal 2013” and the discussion under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above.

Director Compensation – Fiscal 2013

           The Compensation Committee determines Director compensation based on the following principles: (1) Director compensation should be aligned with the long-term interest of shareholders, (2) compensation should be used to motivate Director behavior; (3) Directors should be adequately compensated for their time and effort; and (4) Director compensation should be approached on an overall basis, rather than as an array of separate elements.

We determine Director compensation on a calendar year basis. The non-employee Director fee schedule for calendar 2013 and calendar 2014 is as follows: an annual fee of $38,000; an annual fee for chairing the Audit Committee of $10,000; an annual fee for chairing a Committee other than the Audit Committee of $5,000; an annual fee for the Lead Director of $5,000; a $2,750 fee for each Board meeting attended; an $1,800 fee for each Committee meeting attended; a $1,250 fee for participating in a telephonic Board meeting; a $1,000 fee for participating in a telephonic Committee meeting. As part of the annual compensation, each non-employee Director receives a fully vested stock-settled stock appreciation right with respect to that number of shares of Common Stock which will result in such stock appreciation right having a value (based on the valuation methodology used by the Company for financial reporting purposes) at the time of grant equal to $35,000, at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. In addition, each non-employee Director receives shares of unrestricted Common Stock having a value (based on the closing price of the Company’s Common Stock on the grant date) equal to $65,000. Those Directors who satisfy the minimum share ownership requirement under the Company’s Director Stock Ownership Policy may elect to receive a cash payment of $65,000 in lieu of the shares of unrestricted Common Stock.

Each Director who was also an employee of our Company received no Director’s fees during fiscal year 2013 and will receive no Director’s fees during fiscal year 2014.

The compensation earned by our Directors during fiscal 2013 is set forth in the table below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	All Other Compensation	Total
Phillip L. Cohen (3)	$150,850	–	$35,018	–	$185,868
Donald J. Evans (3)	$150,850	–	$35,018	–	$185,868
Thomas S. Postek	$70,450	$65,055	$35,018	–	$170,523
Michael Iandoli (3)	$133,850	–	$35,018	–	$168,868
Kathleen Camilli	$70,450	$65,055	$35,018	–	$170,523

(1)

The amounts shown represent the aggregate grant date fair value related to 795 shares of unrestricted stock awarded to each of our non-employee Directors on January 11, 2013, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Such shares of Common Stock granted on January 11, 2013 were fully vested on the date of grant. Additional information concerning our financial reporting of restricted stock is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 31, 2013.

(2)

The amounts shown represent the aggregate grant date fair value related to the grant of 1,314 stock-settled stock appreciation rights to each of our non-employee Directors on January 11, 2013 calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). These stock appreciation rights were fully vested upon grant and expire eight years after the grant date or on the second anniversary of the date that the Director ceases to be a member of the Board of Directors, whichever occurs first. Additional information concerning our financial reporting of stock appreciation rights is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 31, 2013.

(3)	Amounts shown include $65,000 as fees paid in cash in lieu of receiving a grant of 795 shares of unrestricted Common Stock listed in (1) above.

Compensation Committee Interlocks and Insider Participation

During the 2013 fiscal year, the Compensation Committee consisted of Messrs. Iandoli , Evans, Cohen, Postek and Ms. Camilli. None of these individuals has served as an officer or employee of the Company or any of its subsidiaries. During the 2013 fiscal year, to the knowledge of the Company, none of its executive officers:

•	served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee;

•	served as directors of another entity, one of whose executive officers served on the Compensation Committee; or

•	served as members of the compensation committee of another entity, one of whose executive officers served as one of the Company’s Directors.

Equity Compensation Plan Information

The following table sets forth information concerning our equity compensation plans as of August 31, 2013.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options and stock appreciation rights	Weighted average exercise price of outstanding options and stock appreciation rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)
Equity compensation plans approved by security holders	584,540	$48.47	360,210
Equity compensation plans not approved by security holders	—	N/A	—
Total	584,540	$48.47	360,210

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed entirely of independent directors meeting the requirements of applicable Securities and Exchange Commission and New York Stock Exchange rules. The key responsibilities of our committee are set forth in our Charter and include overseeing the integrity of UniFirst’s financial statements, the independent auditors’ qualifications and independence and the performance of the independent auditors and the internal audit function.

We serve in an oversight capacity and are not intended to be part of UniFirst’s operational or managerial decision-making process. UniFirst’s management is responsible for preparing the consolidated financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting and its independent registered public accounting firm is responsible for auditing those statements. Our principal purpose is to monitor these processes.

The Audit Committee has, among other things:

●

Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the fiscal year ended August 31, 2013, including a discussion of accounting principles, judgments and disclosure in the audited financial statements.

●

Reviewed and discussed with management and the independent registered public accounting firm the quarterly and annual earnings press releases prior to release and the quarterly and annual reports on Form 10-Q and 10-K prior to filing.

●	Reviewed the performance of the Company’s internal audit function.

●	Discussed with management, the internal auditors and the independent registered public accounting firm the results of the testing of internal controls over financial reporting.

●

Discussed with the independent registered public accounting firm the overall scope and the plans for the annual audit, the results of their examination and the overall quality of UniFirst’s financial reporting.

●

Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

●

Reviewed all audit and non-audit services performed by the independent registered public accounting firm and considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

●	Reviewed the performance, qualifications and independence of the independent registered public accounting firm.

●

Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with the independent registered public accounting firm the auditors’ independence.

Based on the reviews and discussions with management and the independent registered public accounting firm and the report of the independent public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board approved, the audited financial statements for the fiscal year ending August 31, 2013 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee for fiscal 2013 Phillip L. Cohen (Chair) Kathleen M. Camilli Donald J. Evans Thomas S. Postek

Independent Registered Public Accounting Firm

Audit Fees. During fiscal 2013, the aggregate fees for professional services rendered by Ernst & Young LLP (“Ernst & Young”) for the audit of the Company’s annual financial statements, audit of the effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $1,205,000. During fiscal 2012, the aggregate fees for professional services rendered by Ernst & Young for the audit of the Company’s annual financial statements, audit of the effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $1,042,000.

Audit-Related Fees. During fiscal 2013, the aggregate fees billed for assurance and related services rendered by Ernst & Young that were reasonably related to the performance of the audit or review of the Company’s annual financial statements and review of the Company’s quarterly financial statements totaled $42,400. During fiscal 2012, the aggregate fees billed for assurance and related services rendered by Ernst & Young that were reasonably related to the performance of the audit or review of the Company’s annual financial statements and review of the Company’s quarterly financial statements totaled $8,000.

Tax Fees. During fiscal 2013, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $203,260. During fiscal 2012, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $199,450.

All Other Fees. During fiscal 2013 and 2012, there were no fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs.

Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the Securities and Exchange Commission. Each year, the Audit Committee approves the retention of the independent registered public accounting firm to audit our financial statements, including the associated fee. All of the services described in the four preceding paragraphs were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young’s independence and has concluded that it is.

Certain Relationships and Related Transactions

The Company’s Board of Directors has adopted a written Related Person Transaction Approval Policy to monitor transactions, arrangements or relationships in which the Company is a participant and any of the following have a direct or indirect material interest: (a) an executive officer, director or director nominee; (b) an immediate family member of an executive officer, director or director nominee; (c) a shareholder that beneficially owns more than 5% of the Company’s Common Stock or Class B Common Stock; or (d) any immediate family member of such 5% shareholder. The policy generally covers related person transactions that meet the minimum threshold for disclosure under relevant Securities and Exchange Commission rules. Such related person transactions generally involve amounts exceeding $120,000.

The Company’s Chief Financial Officer, together with outside legal counsel, identifies any potential related person transactions and, if he determines that a transaction constitutes a related person transaction under the policy, the Chief Financial Officer provides relevant details to the Audit Committee. If the Chief Financial Officer has an interest in a potential related person transaction, the Chief Executive Officer assumes the role of the Company’s Chief Financial Officer under the policy. The Audit Committee reviews relevant information concerning any proposed transaction contemplated by the Company with an individual or entity that is the subject of a disclosed relationship, and approves or disapproves the transaction, with or without conditions. Certain related person transactions are deemed pre-approved by the Audit Committee, including transactions, arrangements or relationships where the rates or charges involved in the transactions are determined by competitive bids.

During the 2013 fiscal year, the Company was not a participant in any related party transactions that required disclosure under this heading.

Section 16(a) Beneficial Ownership Reporting Compliance

Executive officers, Directors and greater than 10% shareholders of the Company are required to file with the Securities and Exchange Commission pursuant to Section 16(a) of the Exchange Act, reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Executive officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 2013 fiscal year, the Company believes that, during the 2013 fiscal year, all executive officers, Directors and greater than 10% shareholders of the Company complied with applicable Section 16(a) filing requirements except for the following: each of Messrs. Sintros, Boynton, Katz, DiFillippo and Ms. Croatti inadvertently filed one late Form 4 with respect to one transaction.

PROPOSAL 2

APPROVAL OF UNIFIRST CORPORATION CEO CASH INCENTIVE BONUS PLAN

On December 5, 2012, the Compensation Committee of the Board of Directors adopted the UniFirst Corporation CEO Cash Incentive Bonus Plan (the “CEO Bonus Plan”), which provides the opportunity for the Company’s Chief Executive Officer to earn an annual cash incentive bonus based on the Company’s achievement of certain Company-wide performance goals. A copy of the CEO Bonus Plan is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. The summary of the CEO Bonus Plan contained in this Proposal 2 is qualified in its entirety by reference to the text of the CEO Bonus Plan.

To ensure that annual cash incentive bonuses under the CEO Bonus Plan will qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), the Company is seeking the approval of its shareholders of the CEO Bonus Plan, including the material terms of the corporate performance goals under the CEO Bonus Plan. Section 162(m) generally does not permit a public company to obtain tax deductions for compensation of more than $1,000,000 paid in any year to its chief executive officer, or any of three other most highly compensated executive officers (other than the chief financial officer), unless such compensation is “performance-based” in accordance with conditions specified under Section 162(m) and the Treasury Regulations promulgated thereunder. One of those conditions requires the Company to obtain shareholder approval of the material terms of the performance goals set by the Compensation Committee.

The Compensation Committee will establish for the Company’s Chief Executive Officer for each performance period specified by the Compensation Committee a minimum, target and maximum award under the CEO Bonus Plan as well as the related Company-wide performance goals. The corporate goals that the Compensation Committee establishes will be measured in terms of one or more of the following Company-wide metrics: (i) market value; (ii) book value; (iii) earnings per share; (iv) market share; (v) operating profit; (vi) net income; (vii) cash flow; (viii) return on capital; (ix) return on assets; (x) return on equity; (xi) margins; (xii) shareholder return; (xiii) sales or revenue; (xiv) operating margin; (xv) operating margin as adjusted by objective measurements; (xvi) earnings before interest, taxes, depreciation and amortization; (xvii) net sales; or (xviii) balance sheet measurements. Cash incentive bonus awards will be earned by the Company’s Chief Executive Officer based on the level of attainment of the Company-wide goals established by the Compensation Committee for the performance period with respect to the award. For example, for a discussion of the annual cash incentive bonus that Mr. Croatti earned under the CEO Bonus Plan in fiscal 2013, see “Executive Compensation – Compensation Discussion and Analysis – Our Executive Compensation Programs and Plans – CEO Bonus Plan” above.

Annual cash incentive bonuses under the CEO Bonus Plan are intended to qualify as “performance-based compensation” under Section 162(m). The maximum amount of any cash incentive bonus under the CEO Bonus Plan for any performance period is $2,000,000.

Only the Company’s Chief Executive Office is eligible to receive awards under the CEO Bonus Plan and no more than one award can be granted with respect to any fiscal year under the CEO Bonus Plan. Neither the establishment of the CEO Bonus Plan nor the grant of any award under the CEO Bonus Plan constitutes an amendment to the Company’s employment agreement with the Company’s Chief Executive Officer or otherwise prevents the Company from establishing other compensation plans or arrangements or making awards to the Chief Executive Officer pursuant to such other plans or arrangements.

If the CEO Bonus Plan is not approved by the Company’s shareholders, the CEO Bonus Plan will terminate, the 2013 CEO Bonus Plan award will not be paid and no future awards will be made under this plan.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval of the CEO Bonus Plan.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CEO BONUS PLAN.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending August 30, 2014. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. In making its determinations regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management. In addition, although not required by law, the Audit Committee will take into account the vote of the Company’s shareholders with respect to the ratification of the appointment of the Company’s independent registered public accounting firm.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 30, 2014.

OTHER MATTERS

             Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

Shareholder Proposals

             Under the Company’s By-laws, any shareholder desiring to present a proposal for inclusion in the Company’s Proxy Statement in connection with the Company’s 2015 Annual Meeting of Shareholders must submit the proposal so as to be received by the Secretary of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 5, 2014. In addition, in order to be included in the Proxy Statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

             Shareholders wishing to present business for action, other than proposals to be included in the Company’s Proxy Statement, or to nominate candidates for election as Directors at a meeting of the Company’s shareholders, must do so in accordance with the Company’s By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2015 Annual Meeting of Shareholders, such shareholder proposals or nominations may be made only by a shareholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 16, 2014 and no later than October 31, 2014.

Annual Report on Form 10-K

The Company will provide each shareholder with a copy of its Annual Report on Form 10-K, including the financial statements and schedules to such report but excluding exhibits, required to be filed with the Securities and Exchange Commission for the Company’s most recent fiscal year, without charge, upon receipt of a phone call or written request from such person. Such request must be made to the Company’s Investor Services group by calling (978) 658-8888 or by writing to Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

Delivery of Documents to Shareholders Sharing an Address

If you share an address with any of the Company’s other shareholders, your household might receive only one copy of the Proxy Statement, Annual Report and Notice, as applicable. To request individual copies of any of these materials for each shareholder in your household, please contact the Company’s Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887 (telephone: (978) 658-8888). The Company will deliver copies of the Proxy Statement, Annual Report and/or Notice promptly following your written or oral request. To ask that only one copy of any of these materials be mailed to your household, please contact your broker.

            YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE REVIEW THE PROXY MATERIALS, INCLUDING OUR 2013 ANNUAL REPORT ON FORM 10-K, AT WWW.INVESTORVOTE.COM AND VOTE BY INTERNET, BY TELEPHONE OR BY PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY STATEMENT AND THE NOTICE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

Wilmington, Massachusetts

December 3, 2013

Appendix A

UNIFIRST CORPORATION

CEO CASH INCENTIVE BONUS PLAN

I.	Purpose

The purpose of the UniFirst Corporation CEO Cash Incentive Bonus Plan (the “Plan”) is to establish a program of incentive compensation for the Chief Executive Officer of the Company (the “CEO”). The Plan provides additional annual incentives to the CEO, contingent upon meeting certain corporate goals.

II.	Definitions

“Board” means the Board of Directors of the Company.

“Bonus Award” means the award, as determined by the Committee, to be granted to the CEO on an annual basis. As used herein, annual means that no more than one Bonus Award shall be granted with respect to any fiscal year or portion thereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Company” means UniFirst Corporation.

“Employment Agreement” means the Employment Agreement dated as of April 5, 2010 between the CEO and the Company.

“162(m) Bonus Award” means a Bonus Award that is intended to qualify for the performance-based compensation exception to Section 162(m) of the Code, as further described in Article VI.

“Performance Criteria” means objective performance criteria established by the Committee with respect to 162(m) Bonus Awards. Performance Criteria shall be measured in terms of any one or more of the following objectives, as such objectives relate to Company-wide objectives: (i) market value; (ii) book value; (iii) earnings per share; (iv) market share; (v) operating profit; (vi) net income; (vii) cash flow; (viii) return on capital; (ix) return on assets; (x) return on equity; (xi) margins; (xii) shareholder return; (xiii) sales or revenue; (xiv) operating margin; (xv) operating margin as adjusted by objective measurements; (xvi) earnings before interest, taxes, depreciation and amortization; (xvii) net sales; or (xviii) balance sheet measurements.

Each grant of a 162(m) Bonus Award shall specify the Performance Criteria to be achieved, a minimum acceptable level of achievement below which no payment or award will be made, a maximum award level and a formula for determining the amount of any payment or award to be made, if any, if performance is at or above the minimum acceptable level but falls short of full achievement of the maximum Performance Criteria.

If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause a 162(m) Bonus Award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. In addition, at the time performance goals are established as to a 162(m) Bonus Award, the Committee is authorized to determine the manner in which the Performance Criteria related thereto will be calculated or measured to take into account certain factors over which the CEO has no control or limited control, including changes in industry margins, general economic conditions, interest rate movements, changes in levels of measurable losses, costs or expenses and changes in accounting principles.

“Performance Period” means the period during which performance is measured to determine the level of attainment of a Bonus Award.

III.	Administration

The Committee, in its sole discretion, will establish the award amounts which may be earned by the CEO (which may be expressed in terms of dollar amount, percentage of salary or any other measurement), establish goals for the CEO with respect to the award (which may be objective or subjective, and based on individual or Company performance), calculate and determine the CEO’s level of attainment of such goals, and calculate the Bonus Award for the CEO based upon such level of attainment.

Except as otherwise herein expressly provided, full power and authority to construe, interpret, and administer the Plan shall be vested in the Committee, including the power to amend or terminate the Plan. The Committee may at any time adopt such rules, regulations, policies, or practices as, in its sole discretion, it shall determine to be necessary or appropriate for the administration of, or the performance of its respective responsibilities under, the Plan. The Committee may at any time amend, modify, suspend, or terminate such rules, regulations, policies, or practices.

IV.	Bonus Awards

It is expected that the Committee, based upon information to be supplied by management of the Company, will establish for the CEO for each Performance Period a minimum, target and maximum award and goals relating to Company and will communicate such award levels and goals to the CEO prior to or during the Performance Period for which such award may be made. Bonus Awards will be earned by the CEO based upon the level of attainment of his goals during the applicable Performance Period. As soon as practicable after the end of the applicable Performance Period, the Committee shall determine the level of attainment of the goals and the amount of the Bonus Award payable to the CEO.

V.	Payment of Bonus Awards

Bonus Awards earned during any Performance Period shall be payable as soon as practicable following the end of such Performance Period and the determination of the amount thereof shall be made by the Committee. Payment of Bonus Awards shall be made in the form of cash. Bonus Award amounts earned but not yet paid will not accrue interest.

VI.	162(m) Bonus Awards

Unless determined otherwise by the Committee, each Bonus Award awarded under the Plan shall be a 162(m) Bonus Award and will be subject to the following requirements, notwithstanding any other provision of the Plan to the contrary:

1.

No 162(m) Bonus Award may be paid unless and until the shareholders of the Company have approved the Plan (and to the extent required by Section 162(m) of the Code, re-approved the Plan) in a manner that complies with the shareholder approval requirements of Section 162(m) of the Code.

2.	A 162(m) Bonus Award may be made only by a Committee that is comprised solely of not less than two directors, each of whom is an “outside director” (within the meaning of Section 162(m) of the Code).

3.

The performance goals to which a 162(m) Bonus Award is subject must be based solely on Performance Criteria. Such performance goals, and the minimum, target and maximum Bonus Award payable upon attainment thereof, must be established by the Committee within the time limits required in order for the 162(m) Bonus Award to qualify for the performance-based compensation exception to Section 162(m) of the Code.

4.	No 162(m) Bonus Award may be paid until the Committee has certified the level of attainment of the applicable Performance Criteria.

5.	The maximum amount of a 162(m) Bonus Award under this Plan for any Performance Period is $2,000,000.

VII.	Reorganization or Discontinuance

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company will make appropriate provision for the preservation of the CEO’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

VIII.	Non-Alienation of Benefits

The CEO may not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan except by will or the laws of descent and distribution. Any attempted disposition in contravention of the preceding sentence shall be null and void.

IX.	Taxes

The Company shall deduct from all amounts paid under the Plan all federal, state, local and other taxes required by law to be withheld with respect to such payments.

X.	Termination of Employment

In the event the CEO’s employment with the Company is terminated for Cause (as defined in the Employment Agreement), then any outstanding Bonus Award will be terminated and no portion of it will be paid to the CEO. If the CEO’s employment with the Company is terminated without Cause or by reason of the CEO’s death or Disability (as defined in the Employment Agreement), then any outstanding Bonus Award will remain in effect and a portion (based on the percentage of the applicable Performance Period during which the CEO was employed by the Company) of any amount earned thereunder based on the Company’s achievement of any Performance Criteria will be payable to the CEO.

XI.	Unfunded Plan

The CEO shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and the CEO. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.

The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

XII.	Governing Law

The terms of the Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without reference to principles of conflict of laws.

XIII.	Other Compensation

Neither the establishment of this Plan nor the grant of a Bonus Award pursuant to this Plan shall constitute an amendment to or otherwise modify the Employment Agreement or otherwise prevent the Company from establishing other compensation plans or arrangements or making awards to the CEO pursuant to such other plans or arrangements.

XIV.	Effective Date

The original effective date of the Plan is December 5, 2012.

Amended: April 2, 2013

UniFirst U1st

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.investorvote.com**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card - Common Stock

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the nominees set forth in Proposal 1 and FOR Proposals 2 and 3.

+

Nominee	For	Withhold
01 - Ronald D. Croatti	☐	☐
02 - Donald J. Evans	☐	☐
03 - Thomas S. Postek	☐	☐

4. In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

01QGFC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

UniFirst U1st

Proxy — UniFirst Corporation **Common Stock**

The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, STEVEN S. SINTROS and RAYMOND C. ZEMLIN, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2014 Annual Meeting of Shareholders of UniFirst Corporation to be held at the corporate offices of UniFirst Corporation, located at 68 Jonspin Road, Wilmington, Massachusetts 01887, on Tuesday, January 14, 2014 at 10:00 a.m. local time, and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" THE APPROVAL OF THE UNIFIRST CORPORATION CEO CASH INCENTIVE BONUS PLAN SET FORTH IN PROPOSAL 2, AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SET FORTH IN PROPOSAL 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.)

SEE REVERSE SIDE

SEE REVERSE SIDE

UniFirst U1st

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.investorvote.com**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card — Class B Common Stock

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the nominees set forth in Proposal 1 and FOR Proposals 2 and 3.

Nominee	For	Withhold
01 - Ronald D. Croatti	☐	☐
02 - Donald J. Evans	☐	☐
03 - Thomas S. Postek	☐	☐

+

4. In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

01QGHC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

UniFirst

Proxy — UniFirst Corporation **Class B Common Stock**

The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, STEVEN S. SINTROS and RAYMOND C. ZEMLIN, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2014 Annual Meeting of Shareholders of UniFirst Corporation to be held at the corporate offices of UniFirst Corporation, located at 68 Jonspin Road, Wilmington, Massachusetts 01887, on Tuesday, January 14, 2014 at 10:00 a.m. local time, and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" THE APPROVAL OF THE UNIFIRST CORPORATION CEO CASH INCENTIVE BONUS PLAN SET FORTH IN PROPOSAL 2, AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SET FORTH IN PROPOSAL 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.)

SEE REVERSE SIDE

SEE REVERSE SIDE